                                                                   EXHIBIT 99.10

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,102,531,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2005-2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                                MARCH [30], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                                                 % OF AGGREGATE
                                                AGGREGATE          PRINCIPAL
                             NUMBER OF          ORIGINAL         BALANCE AS OF   AVG CURRENT    WA GROSS    WA
RANGE ($)                     LOANS         PRINCIPAL BALANCE     CUT-OFF DATE     BALANCE        CPN     COMBLTV  GWAC  WA FICO
-----------------------      ---------      -----------------    --------------  ------------   --------  -------  ----  -------
0.01 TO 25,000.00                215        $    4,556,000.00         3.78       $  21,084.51     9.731     99.15          641
25,000.01 - 50,000.00            830        $   29,809,788.00        24.74       $  35,878.54     9.827     99.18          660
50,000.01 - 75,000.00            443        $   27,202,967.00        22.57       $  61,338.05     9.640     98.51          667
75,000.01 - 100,000.00           278        $   24,121,754.00        20.02       $  86,664.41     9.407     97.28          672
100,000.01 - 125,000.00          148        $   16,205,483.00        13.45       $ 109,377.62     9.148     96.98          676
125,000.01 - 150,000.00           42        $    5,707,430.00         4.74       $ 135,677.52     8.815     94.36          666
150,000.01 - 175,000.00           19        $    3,154,700.00         2.62       $ 165,694.11     8.139     91.21          656
175,000.01 - 200,000.00           14        $    2,658,000.00         2.21       $ 189,545.87     7.642     78.16          645
200,000.01 - 225,000.00            7        $    1,505,400.00         1.25       $ 214,766.21     8.912     85.54          642
225,000.01 - 250,000.00            4        $      941,400.00         0.78       $ 234,960.68     6.595     68.13          613
250,000.01 - 275,000.00            3        $      781,750.00         0.65       $ 260,366.65     6.982     90.53          685
275,000.01 - 300,000.00            1        $      300,000.00         0.25       $ 299,030.25     8.250    100.00          617
300,000.01 - 333,700.00            4        $    1,305,000.00         1.08       $ 325,718.37     6.740     68.07          640
333,700.01 - 350,000.00            1        $      335,750.00         0.28       $ 335,488.08     7.250     85.00          658
350,000.01 - 600,000.00            5        $    1,924,200.00         1.60       $ 384,178.28     7.072     78.14          669
                               -----        -----------------       ------       ------------     -----    ------          ---
TOTAL:                         2,014        $  120,509,622.00       100.00       $  59,756.00     9.322     96.27          665

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                                AGGREGATE        % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                             NUMBER OF        BALANCE AS OF       BALANCE AS OF  AVG CURRENT    WA GROSS    WA
RANGE ($)                     LOANS            CUT-OFF DATE       CUT-OFF DATE     BALANCE        CPN     COMBLTV  GWAC  WA FICO
-----------------------      -------        -----------------    --------------  ------------   --------  -------  ----  -------
0.01 TO 25,000.00                215        $    4,533,170.13         3.77       $  21,084.51     9.731     99.15          641
25,000.01 - 50,000.00            831        $   29,829,155.58        24.79       $  35,895.49     9.830     99.18          660
50,000.01 - 75,000.00            444        $   27,272,519.61        22.66       $  61,424.59     9.637     98.49          667
75,000.01 - 100,000.00           277        $   24,042,545.54        19.98       $  86,796.19     9.410     97.30          671
100,000.01 - 125,000.00          147        $   16,088,319.44        13.37       $ 109,444.35     9.138     96.96          676
125,000.01 - 150,000.00           43        $    5,847,964.57         4.86       $ 135,999.18     8.762     93.99          666
150,000.01 - 175,000.00           18        $    2,998,679.46         2.49       $ 166,593.30     8.209     91.77          655
175,000.01 - 200,000.00           14        $    2,653,642.21         2.20       $ 189,545.87     7.642     78.16          645
200,000.01 - 225,000.00            8        $    1,728,259.97         1.44       $ 216,032.50     8.598     83.86          637
225,000.01 - 250,000.00            3        $      714,946.21         0.59       $ 238,315.40     6.625     66.72          615
250,000.01 - 275,000.00            3        $      781,099.96         0.65       $ 260,366.65     6.982     90.53          685
275,000.01 - 300,000.00            1        $      299,030.25         0.25       $ 299,030.25     8.250    100.00          617
300,000.01 - 333,700.00            4        $    1,302,873.46         1.08       $ 325,718.37     6.740     68.07          640
333,700.01 - 350,000.00            1        $      335,488.08         0.28       $ 335,488.08     7.250     85.00          658
350,000.01 - 600,000.00            5        $    1,920,891.40         1.60       $ 384,178.28     7.072     78.14          669
                               -----        -----------------       ------       ------------     -----    ------          ---
TOTAL:                         2,014        $  120,348,585.87       100.00       $  59,756.00     9.322     96.27          665

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                                AGGREGATE        % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                             NUMBER OF        BALANCE AS OF       BALANCE AS OF  AVG CURRENT    WA GROSS    WA
MORTGAGE RATES (%)            LOANS            CUT-OFF DATE       CUT-OFF DATE     BALANCE        CPN     COMBLTV  GWAC  WA FICO
------------------           ---------      -----------------    --------------  ------------   --------  -------  ----  -------
5.000 - 5.499                      1        $      194,096.52         0.16       $ 194,096.52     5.375     80.00          687
5.500 - 5.999                      3        $      651,874.04         0.54       $ 217,291.35     5.990     71.37          672
6.000 - 6.499                     11        $    1,821,018.88         1.51       $ 165,547.17     6.291     72.54          633
6.500 - 6.999                     32        $    4,959,594.24         4.12       $ 154,987.32     6.799     73.57          643
7.000 - 7.499                     17        $    2,603,255.39         2.16       $ 153,132.67     7.201     79.67          653
7.500 - 7.999                    152        $    9,886,806.85         8.22       $  65,044.78     7.793     89.86          655
8.000 - 8.499                    104        $    7,056,578.09         5.86       $  67,851.71     8.226     97.20          693
8.500 - 8.999                    420        $   25,748,213.75        21.39       $  61,305.27     8.800     99.10          712
9.000 - 9.499                    200        $   12,608,555.71        10.48       $  63,042.78     9.227     99.34          685
9.500 - 9.999                    303        $   17,355,613.62        14.42       $  57,279.25     9.709     98.93          664
10.000 - 10.499                  123        $    5,917,188.69         4.92       $  48,107.23    10.214     98.57          654
10.500 - 10.999                  354        $   18,742,191.01        15.57       $  52,944.04    10.740     99.43          627
11.000 - 11.499                  213        $    9,076,706.12         7.54       $  42,613.64    11.162     99.74          617
11.500 - 11.999                   79        $    3,677,175.07         3.06       $  46,546.52    11.652     99.85          614
12.000 - 12.499                    1        $       34,749.19         0.03       $  34,749.19    12.000    100.00          589
12.500 - 12.999                    1        $       14,968.70         0.01       $  14,968.70    12.575     88.41          599
                               -----        -----------------       ------       ------------    ------    ------          ---
TOTAL:                         2,014        $  120,348,585.87       100.00       $  59,756.00     9.322     96.27          665

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                                AGGREGATE        % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                             NUMBER OF        BALANCE AS OF       BALANCE AS OF  AVG CURRENT    WA GROSS    WA
ORIGINAL TERM (MOS)           LOANS            CUT-OFF DATE       CUT-OFF DATE     BALANCE        CPN     COMBLTV  GWAC   WA FICO
-------------------          ---------      -----------------    --------------  ------------   --------  -------  ----  --------
1 - 180                          710        $   39,197,296.55        32.57       $  55,207.46     9.590     98.67           672
181 - 240                          4        $      195,954.06         0.16       $  48,988.52     8.486     92.50           675
241 - 360                      1,300        $   80,955,335.26        67.27       $  62,273.33     9.194     95.12           661
                               -----        -----------------       ------       ------------     -----     -----           ---
TOTAL:                         2,014        $  120,348,585.87       100.00       $  59,756.00     9.322     96.27           665

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                                AGGREGATE        % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                             NUMBER OF        BALANCE AS OF       BALANCE AS OF  AVG CURRENT    WA GROSS    WA
REMAINING TERM (MOS)          LOANS            CUT-OFF DATE       CUT-OFF DATE     BALANCE        CPN     COMBLTV  GWAC  WA FICO
--------------------         ---------      -----------------    --------------  ------------   --------  -------  ----  -------
121 - 180                        710        $   39,197,296.55        32.57       $  55,207.46     9.590     98.67          672
181 - 240                          4        $      195,954.06         0.16       $  48,988.52     8.486     92.50          675
301 - 360                      1,300        $   80,955,335.26        67.27       $  62,273.33     9.194     95.12          661
                               -----        -----------------       ------       ------------     -----     -----          ---
TOTAL:                         2,014        $  120,348,585.87       100.00       $  59,756.00     9.322     96.27          665

                                                AGGREGATE        % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                             NUMBER OF        BALANCE AS OF       BALANCE AS OF  AVG CURRENT    WA GROSS    WA
MORTGAGE INSURANCE            LOANS            CUT-OFF DATE       CUT-OFF DATE     BALANCE        CPN     COMBLTV  GWAC   WA FICO
------------------           ---------      -----------------    --------------  ------------   --------  -------  ----   -------
YES
NO                             2,014        $  120,348,585.87       100.00       $  59,756.00     9.322     96.27           665
                               -----        -----------------       ------       ------------     -----     -----           ---
TOTAL:                         2,014        $  120,348,585.87       100.00       $  59,756.00     9.322     96.27           665

                                                AGGREGATE        % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                             NUMBER OF        BALANCE AS OF       BALANCE AS OF  AVG CURRENT    WA GROSS    WA
LIEN                          LOANS            CUT-OFF DATE       CUT-OFF DATE     BALANCE        CPN     COMBLTV  GWAC   WA FICO
------                       ---------      -----------------    --------------  ------------   --------  -------  ----   -------
1                                139        $   18,590,729.76        15.45       $ 133,746.26     7.314     79.66           634
                                                                     -----
2                              1,875        $  101,757,856.11        84.55       $  54,270.86     9.689     99.30           670
                               -----        -----------------       ------       ------------     -----     -----           ---
TOTAL:                         2,014        $  120,348,585.87       100.00       $  59,756.00     9.322     96.27           665

                                                AGGREGATE        % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                             NUMBER OF        BALANCE AS OF       BALANCE AS OF  AVG CURRENT    WA GROSS    WA
SEASONING (MOS)               LOANS            CUT-OFF DATE       CUT-OFF DATE     BALANCE        CPN     COMBLTV  GWAC   WA FICO
---------------              ---------      -----------------    --------------  ------------   --------  -------  ----   -------
0                                119        $    6,821,895.80         5.67       $  57,326.86    10.081     97.53           644
1                              1,067        $   65,867,543.79        54.73       $  61,731.53     9.299     95.38           661
2                                243        $   13,068,332.01        10.86       $  53,779.14     9.602     98.73           664
3                                280        $   14,421,796.35        11.98       $  51,506.42     9.023     98.75           687
4                                 83        $    4,790,684.34         3.98       $  57,719.09     9.073     99.24           697
5                                172        $   11,830,081.22         9.83       $  68,779.54     9.219     93.85           656
6                                 28        $    2,199,965.79         1.83       $  78,570.21     8.798     95.20           682
7                                 20        $    1,188,537.92         0.99       $  59,426.90    10.068     98.37           664
8                                  1        $       14,968.70         0.01       $  14,968.70    12.575     88.41           599
9                                  1        $      144,779.95         0.12       $ 144,779.95     6.750     69.86           566
                               -----        -----------------       ------       ------------     -----     -----           ---
TOTAL:                         2,014        $  120,348,585.87       100.00       $  59,756.00     9.322     96.27           665

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                                AGGREGATE        % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                             NUMBER OF        BALANCE AS OF       BALANCE AS OF  AVG CURRENT    WA GROSS    WA
COMBINED LTVs                 LOANS            CUT-OFF DATE       CUT-OFF DATE     BALANCE        CPN     COMBLTV  GWAC   WA FICO
--------------               ---------      -----------------    --------------  ------------   --------  -------  ----   -------
 0.01 - 25.00                      2        $      132,460.54         0.11       $  66,230.27     6.767     22.08           612
25.01 - 30.00                      1        $       34,972.70         0.03       $  34,972.70     7.250     26.72           563
40.01 - 45.00                      6        $      894,524.81         0.74       $ 149,087.47     6.899     42.89           589
55.01 - 60.00                      2        $      406,692.38         0.34       $ 203,346.19     7.306     58.71           620
60.01 - 65.00                      3        $      449,587.49         0.37       $ 149,862.50     6.268     61.15           632
65.01 - 70.00                      9        $    1,517,684.88         1.26       $ 168,631.65     7.219     68.82           617
70.01 - 75.00                     10        $    1,312,968.09         1.09       $ 131,296.81     6.767     73.29           621
75.01 - 80.00                     58        $    8,460,508.39         7.03       $ 145,870.83     7.181     79.68           648
80.01 - 85.00                     18        $    1,607,852.19         1.34       $  89,325.12     7.968     84.42           641
85.01 - 90.00                     61        $    3,450,483.42         2.87       $  56,565.30     8.885     89.85           645
90.01 - 95.00                     83        $    5,720,145.36         4.75       $  68,917.41     9.411     94.62           654
95.01 - 100.00                 1,761        $   96,360,705.62        80.07       $  54,719.31     9.660     99.94           670
                               -----        -----------------       ------       ------------     -----     -----           ---
TOTAL:                         2,014        $  120,348,585.87       100.00       $  59,756.00     9.322     96.27           665

OWNER OCCUPANCY OF MORTGAGE LOANS

                                                AGGREGATE        % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                             NUMBER OF        BALANCE AS OF       BALANCE AS OF  AVG CURRENT    WA GROSS    WA
OWNER OCCUPANCY               LOANS            CUT-OFF DATE       CUT-OFF DATE     BALANCE        CPN     COMBLTV  GWAC   WA FICO
---------------              ---------      -----------------    --------------  ------------   --------  -------  ----   -------
OWNER                          2,003        $  119,071,414.92        98.94       $  59,446.54     9.342     96.42           665
INVESTMENT                         9        $    1,199,700.91         1.00       $ 133,300.10     7.361     81.35           663
SECOND HOME                        2        $       77,470.04         0.06       $  38,735.02     8.819     90.45           681
                               -----        -----------------       ------       ------------     -----     -----           ---
TOTAL:                         2,014        $  120,348,585.87       100.00       $  59,756.00     9.322     96.27           665

PROPERTY TYPE OF MORTGAGE LOANS

                                                AGGREGATE        % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                             NUMBER OF        BALANCE AS OF       BALANCE AS OF  AVG CURRENT    WA GROSS    WA
PROPERTY TYPES                 LOANS           CUT-OFF DATE       CUT-OFF DATE     BALANCE        CPN     COMBLTV   GWAC   WA FICO
-----------------            ---------      -----------------    --------------  ------------   --------  -------   ----   -------
SINGLE FAMILY                  1,622        $   95,727,363.51        79.54       $  59,018.10     9.260     95.85            663
PUD                              150        $    9,672,781.99         8.04       $  64,485.21     9.696     97.68            665
CONDO 1-4 STORIES                167        $    9,033,511.75         7.51       $  54,092.88     9.857     99.51            669
2-4 FAMILY                        75        $    5,914,928.62         4.91       $  78,865.71     8.888     95.75            690
                               -----        -----------------       ------       ------------     -----     -----            ---
TOTAL:                         2,014        $  120,348,585.87       100.00       $  59,756.00     9.322     96.27            665

LOAN PURPOSE OF MORTGAGE LOANS

                                                AGGREGATE        % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                             NUMBER OF        BALANCE AS OF       BALANCE AS OF  AVG CURRENT    WA GROSS    WA
LOAN PURPOSE                   LOANS           CUT-OFF DATE       CUT-OFF DATE     BALANCE        CPN     COMBLTV   GWAC   WA FICO
--------------               ---------      -----------------    --------------  ------------   --------  -------   ----   -------
CASH OUT                         320        $   23,717,911.83        19.71       $  74,118.47     8.500     87.87            643
PURCHASE                       1,652        $   93,532,536.11        77.72       $  56,617.76     9.551     98.69            671
RATE/TERM REFI                    42        $    3,098,137.93         2.57       $  73,765.19     8.703     87.59            633
                               -----        -----------------       ------       ------------     -----     -----            ---
TOTAL:                         2,014        $  120,348,585.87       100.00       $  59,756.00     9.322     96.27            665

DOCUMENT TYPE OF MORTGAGE LOANS

                                                AGGREGATE        % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                             NUMBER OF        BALANCE AS OF       BALANCE AS OF  AVG CURRENT    WA GROSS    WA
DOCUMENT TYPE                 LOANS            CUT-OFF DATE       CUT-OFF DATE     BALANCE        CPN     COMBLTV   GWAC   WA FICO
----------------------       ---------      -----------------    --------------  ------------   --------  -------   ----   -------
FULL                           1,216        $   65,768,444.91        54.65       $  54,085.89     9.344     95.77            648
NO INCOME VERIFICATION           549        $   36,327,018.38        30.18       $  66,169.43     9.329     98.35            700
FULL-BANK STATEMENTS             218        $   16,484,209.61        13.70       $  75,615.64     9.169     93.41            651
LIMITED INCOME                    31        $    1,768,912.97         1.47       $  57,061.71     9.765     98.79            675
                               -----        -----------------       ------       ------------     -----     -----            ---
TOTAL:                         2,014        $  120,348,585.87       100.00       $  59,756.00     9.322     96.27            665

PRODUCT TYPE OF MORTGAGE LOANS

                                                AGGREGATE        % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                             NUMBER OF        BALANCE AS OF       BALANCE AS OF  AVG CURRENT    WA GROSS    WA
PRODUCT TYPE                  LOANS            CUT-OFF DATE       CUT-OFF DATE     BALANCE        CPN     COMBLTV   GWAC   WA FICO
------------------------     ---------      -----------------    --------------  ------------   --------  -------   ----   -------
30 YEAR FIXED                  1,294        $   80,192,535.26        66.63       $  61,972.59     9.214     95.27            661
30/15 BALLOON                    698        $   38,175,039.01        31.72       $  54,692.03     9.635     99.31            674
15 YEAR FIXED                     12        $    1,022,257.54         0.85       $  85,188.13     7.889     74.83            595
30 YEAR FIXED 120 MONTH]           6        $      762,800.00         0.63       $ 127,133.33     7.174     79.58            630
20 YEAR FIXED                      4        $      195,954.06         0.16       $  48,988.52     8.486     92.50            675
                               -----        -----------------       ------       ------------     -----     -----            ---
TOTAL:                         2,014        $  120,348,585.87       100.00       $  59,756.00     9.322     96.27            665

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                                                AGGREGATE        % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                             NUMBER OF        BALANCE AS OF       BALANCE AS OF  AVG CURRENT    WA GROSS    WA
STATE                         LOANS            CUT-OFF DATE       CUT-OFF DATE     BALANCE        CPN     COMBLTV   GWAC   WA FICO
----------                   ---------      -----------------    --------------  ------------   --------  -------   ----   -------
CALIFORNIA                       865        $   69,551,393.39        57.79       $  80,406.24     9.305     96.49            677
WASHINGTON                       189        $    9,005,216.48         7.48       $  47,646.65     9.640     97.81            657
OREGON                           157        $    8,108,900.10         6.74       $  51,649.05     8.705     93.42            651
OTHER                            803        $   33,683,075.90        27.99       $  41,946.55     9.420     96.08            645
                               -----        -----------------       ------       ------------     -----     -----            ---
TOTAL:                         2,014        $  120,348,585.87       100.00       $  59,756.00     9.322     96.27            665

PREPAY PENALTY FOR MORTGAGE LOANS

                                                AGGREGATE        % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                             NUMBER OF        BALANCE AS OF       BALANCE AS OF  AVG CURRENT    WA GROSS    WA
PREPAY PENALTY                LOANS            CUT-OFF DATE       CUT-OFF DATE     BALANCE        CPN     COMBLTV   GWAC   WA FICO
------------------           ---------      -----------------    --------------  ------------   --------  -------   ----   -------
HAS PREPAY PENALTY             1,404        $   92,774,135.47        77.09       $  66,078.44     9.127     95.55            668
NONE                             610        $   27,574,450.40        22.91       $  45,204.02     9.976     98.69            654
                               -----        -----------------       ------       ------------     -----     -----            ---
TOTAL:                         2,014        $  120,348,585.87       100.00       $  59,756.00     9.322     96.27            665

PREPAY TERM FOR MORTGAGE LOANS

                                                AGGREGATE        % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                             NUMBER OF        BALANCE AS OF       BALANCE AS OF  AVG CURRENT    WA GROSS    WA
PREPAY TERM                   LOANS            CUT-OFF DATE       CUT-OFF DATE     BALANCE        CPN     COMBLTV   GWAC   WA FICO
-----------------            ----------     -----------------    --------------  ------------   --------  -------   ----   -------
12                                53        $    4,034,698.32         3.35       $  76,126.38     9.633     98.34            688
24                             1,163        $   68,506,064.96        56.92       $  58,904.61     9.504     99.03            673
30                               185        $   19,897,414.42        16.53       $ 107,553.59     7.760     83.12            644
36                                 3        $      335,957.77         0.28       $ 111,985.92     7.254     88.45            665
NO PREPAY PENALTY                610        $   27,574,450.40        22.91       $  45,204.02     9.976     98.69            654
                               -----        -----------------       ------       ------------     -----     -----            ---
TOTAL:                         2,014        $  120,348,585.87       100.00       $  59,756.00     9.322     96.27            665

FICO SCORES OF MORTGAGE LOANS

                                                AGGREGATE        % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                             NUMBER OF        BALANCE AS OF       BALANCE AS OF  AVG CURRENT    WA GROSS    WA              GWAC
FICO SCORES                   LOANS            CUT-OFF DATE       CUT-OFF DATE     BALANCE        CPN     COMBLTV   GWAC   WA FICO
-----------                  ---------      -----------------    --------------  ------------   --------  -------   ----   -------
520 TO 539                         1        $       81,950.32         0.07       $  81,950.32     8.500     94.25            524
540 TO 559                         6        $      720,069.17         0.60       $ 120,011.53     7.807     73.47            546
560 TO 579                        15        $    1,474,438.25         1.23       $  98,295.88     7.967     72.69            570
580 TO 599                       106        $    5,333,429.50         4.43       $  50,315.37     9.996     92.61            591
600 TO 619                       328        $   16,586,700.18        13.78       $  50,569.21    10.112     94.92            609
620 TO 639                       260        $   14,035,514.44        11.66       $  53,982.75     9.976     95.52            629
640 TO 659                       346        $   22,410,469.94        18.62       $  64,770.14     9.429     95.40            650
660 TO 679                       264        $   15,028,665.04        12.49       $  56,926.76     9.483     98.75            668
680 TO 699                       254        $   16,041,661.89        13.33       $  63,156.15     8.752     96.67            688
700 TO 719                       180        $   12,144,918.76        10.09       $  67,471.77     8.633     98.27            708
720 TO 739                        91        $    6,050,439.04         5.03       $  66,488.34     8.743     99.67            728
740 TO 759                        91        $    5,429,688.74         4.51       $  59,666.91     8.763     99.64            749
760 TO 779                        39        $    2,758,055.64         2.29       $  70,719.38     8.706     99.92            768
780 TO 799                        26        $    1,877,095.00         1.56       $  72,195.96     8.491     99.07            787
800 TO 819                         7        $      375,489.96         0.31       $  53,641.42     8.701     99.50            805
                               -----        -----------------       ------       ------------    ------     -----            ---
TOTAL:                         2,014        $  120,348,585.87       100.00       $  59,756.00     9.322     96.27            665